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                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                       ______________________

                              FORM 8-A

          FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
               PURSUANT TO SECTION 12(b) OR (g) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

                       ______________________


                      WILLOW GROVE BANCORP, INC.
-----------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its charter)

            United States                           Requested
---------------------------------------    --------------------------------
(State of incorporation or organization)   (IRS Employer Identification No.)


Welsh and Norristown Roads
Maple Glen, Pennsylvania                               19002
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(Address of principal executive offices)          (including zip code)


If this Form relates to the                 If this Form relates to the
registration of a class of                  registration of a class of
securities pursuant to Section 12(b)        securities pursuant to Section 12(g)
of the Exchange Act and is effective        of the Exchange Act and is effective
pursuant to General Instruction             pursuant to General Instruction
A.(c), please check the following           A.(d), please check the following
box.                                        box.
                             [ ]                                         [X]


Securities Act Registration Statement file number to which this form relates:
333-63737
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     Securities to be registered pursuant to Section 12(b) of the Act:

                                  None

     Securities to be registered pursuant to Section 12(g) of the Act:

                COMMON STOCK,par value $.01 per share
                --------------------------------------
                           (Title of Class)
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Item 1.   Description of Registrant's Securities to be Registered.
-------   --------------------------------------------------------

     See "Description of Capital Stock of the Company" in the Prospectus included in Willow Grove Bancorp, Inc.'s Registration Statement on
Form S-1, (File No. 333-63737), which is hereby incorporated by reference.

Item 2.   Exhibits.
------    ---------

          3.1*  Federal Stock Charter of the Registrant

          3.2*  Bylaws of the Registrant

          4.1*  Form of Common Stock Certificate of the Registrant



     *Previously filed with the Securities and Exchange Commission as exhibits to Willow Grove Bancorp, Inc.'s Registration Statement on Form S-1, (File No. 333-63737). Such exhibits are incorporated herein by reference.
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                                 SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  WILLOW GROVE BANCORP, INC.


Date: December 21 , 1998           By: /s/ Frederick A. Marcel
                                    ------------------------------------
                                    Frederick A. Marcel, President and
                                      Chief Executive Officer


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